UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 9, 2004

CHAD Therapeutics, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

California	001-12214	34-1659805
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

21622 Plummer St, Chatsworth, CA		91311
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	818-882-0883

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 9, 2004, Mr. Norman Cooper retired from the Board of Directors of CHAD Therapeutics, Inc. Mr. Cooper notified the Board of Directors several months ago of his desire to retire and accordingly he was not nominated for reelection.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAD Therapeutics, Inc. (Registrant)

September 9, 2004	By:	Earl L. Yager

Name: Earl L. Yager
Title: Chief Excecutive Officer

CHAD Therapeutics, Inc. (Registrant)

September 9, 2004	By:	Tracy A. Kern

Name: Tracy A. Kern
Title: Chief Financial Officer